                                                                    EXHIBIT 1.01


                                3,530,000 Shares

                                   MBIA INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                __________, 1996



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SMITH BARNEY INC.
  As representatives of the
    several U.S. underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      140 Broadway
      New York, New York  10005

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN SACHS INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
SMITH BARNEY INC.
  As representatives of the
    several international
    managers named in Schedule II
    hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      Jupiter House
      Trinton Court
      14 Finsbury Square
      London EC2A 1BR, England

Dear Sirs:

     MBIA Inc., a Connecticut corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) an aggregate of 670,000 shares of its common stock (par value $1.00 per share) ("Common Stock"), and The Aetna Casualty and Surety Company, a Connecticut corporation (the "Selling Stockholder"), proposes to sell to the several Underwriters an aggregate of 2,860,000 shares of Common Stock of the Company. The 670,000 shares of Common Stock to be issued and
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                                                                               2



sold by the Company are hereinafter called the Company Shares. The shares of Common Stock to be sold by the Selling Stockholder are hereinafter called the Stockholder Shares. The Company Shares and the Stockholder Shares are hereinafter called the Firm Shares.

     It is understood that, subject to the conditions hereinafter stated, 2,290,000 Stockholder Shares (the "U.S. Stockholder Shares") and 540,000 Company Shares (the "U.S. Company Shares" and together with the U.S. Stockholder Shares, the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in
Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith), and 570,000 Stockholder Shares (the "International Stockholder Shares") and 130,000 Company Shares (the "International Company Shares" and together with the International Stockholder Shares, the "International Shares") will be sold to the several International Managers named in Schedule II hereto (the "International Managers") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Lehman Brothers Inc. and Smith Barney Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Donaldson Lufkin & Jenrette Securities Corporation, Goldman Sachs International, Lehman Brothers International (Europe) and Smith Barney Inc. shall act as representatives (the "International Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the Underwriters.

     The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 100,000 shares of its Common Stock (the "Additional Company Shares"), and the Selling Stockholder also proposes to sell to the several U.S. Underwriters not more than an additional 260,000 shares of Common Stock of the Company (the "Additional Stockholder Shares" and together with the Additional Company Shares, the "Additional Shares"), if requested by the U.S. Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The Company and the Selling Stockholder are hereinafter collectively referred to as the Sellers.

     1.  Registration Statement and Prospectus.  The Company has prepared and
         -------------------------------------
filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 including a
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                                                                               3

prospectus relating to the Shares, which may be amended. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front and back cover pages. The registration statement as amended at the time when it becomes effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter referred to as the Prospectus.

     2.  Agreements to Sell and Purchase.  The Company hereby agrees to issue
         -------------------------------
and sell the U.S. Company Shares to the several U.S. Underwriters, and the Selling Stockholder hereby agrees to sell to the several U.S. Underwriters the U.S. Stockholder Shares, and each of the U.S. Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder at a price per share of $___ (the "Purchase Price"), the respective number of U.S. Company Shares and U.S. Stockholder Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the number of U.S. Company Shares and U.S. Stockholder Shares to be sold by the Company or by the Selling Stockholder, as the case may be, as the number of Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of Firm Shares set forth opposite the names of all U.S. Underwriters in Schedule I hereto.

     The Company hereby agrees to issue and sell the International Company Shares to the International Managers named in Schedule II hereto, and the Selling Stockholder hereby agrees to sell the International Stockholder Shares to the International Managers named in Schedule II hereto, and each of the International Managers, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder at the Purchase Price the respective number of Firm Shares set forth opposite the name of such International Manager in Schedule II hereto.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the U.S.

Underwriters the Additional Company Shares, and the Selling Stockholder agrees to sell to the U.S. Underwriters the Additional Stockholder Shares, and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 100,000 Additional Company Shares from the Company and up to 260,000 Additional Stockholder Shares from the Selling Stockholder at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The U.S. Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company and the Selling Stockholder within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholder the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company and the Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of U.S. Firm Shares.

     The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) [each stockholder listed on Annex I hereto], pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and
(ii) the Company may issue shares of its Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

     3.  Terms of Public Offering.  The Sellers are advised by you that the
         ------------------------
Underwriters propose (i) to make a public
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                                                                               5

offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Section 3 of the Agreement Between U.S. Underwriters and International Managers of even date herewith. Each International Manager hereby makes to and with the Company the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Section 3 of such Agreement.

     4.  Delivery and Payment.  Delivery to the Underwriters of and payment for
         --------------------
the Firm Shares shall be made at 10:00 A.M., New York City time, on the third business day (the "Closing Date") following the date of the initial public offering, at such place outside the State of New York as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the U.S. Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the U.S. Representatives, the Company and the Selling Stockholder.

     Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable Sellers.

     5.  Agreements of the Company.  The Company agrees with you:
         -------------------------

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

     (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, five signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Prior to 10:00 A.M. New York City time on the first business day next succeeding the date of this Agreement, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i) During the period of five years after the date of this Agreement, to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (j) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the New York Stock Exchange,
     (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement.

          (k) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

          (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

          (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

          (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (k) Coopers & Lybrand L.L.P. are independent public accountants with respect to the Company as required by the Act.

          (l) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (m) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) Other than pursuant to the Amended and Restated Shareholders' Agreement dated as of May 21, 1987, as amended, among the Company and the shareholders named therein (the "Shareholders' Agreement"), no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

          (o) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          7.   Representations and Warranties of the Selling Stockholder.  The
               ---------------------------------------------------------
Selling Stockholder represents and warrants to each Underwriter that:

          (a) The Selling Stockholder is the lawful owner of the Shares to be sold by it pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (c) The Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Stockholder and ______________________________, as Custodian (the "Custody Agreement") and
     to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (d) The power of attorney signed by the Selling Stockholder appointing _________________ and ________________, or either one of them, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding instrument of the Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, the Selling Stockholder has authorized _________________ and ________________, or either one of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by the Selling Stockholder pursuant to this Agreement.

          (e) The Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (f) The execution, delivery and performance of this Agreement by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of the Selling Stockholder, or any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or property of the Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to the Selling Stockholder or property of the Selling Stockholder.

          (g) Such parts of the Registration Statement under the caption "Selling Shareholder" which specifically relate to the Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

          (h) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above, the Selling Stockholder will immediately notify you of such change.

          8.   Indemnification.  (a)  The Company agrees to indemnify and hold
               ---------------
harmless each Underwriter and the Selling Stockholder and each person, if any, who controls any Underwriter or the Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you, or based upon information relating to the Selling Stockholder furnished to the Company in writing by or on behalf of the Selling Stockholder, expressly for use therein.

     (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement or the Prospectus or in any preliminary prospectus.

     (c) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company and the Selling Stockholder, such Underwriter shall promptly notify the Company and the Selling Stockholder in writing and the Company and the Selling Stockholder shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company and the Selling Stockholder shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company or the Selling Stockholder, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholder, as the case may be, (in which case the Company and the Selling Stockholder shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company and the Selling Stockholder shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). A Seller shall not be liable for any settlement of any such action effected without the written consent of such Seller but if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Selling Stockholder and each person, if any, controlling the Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or the Selling Stockholder or any person controlling the Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof) such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholder and any person controlling the Selling Stockholder shall have the rights and duties given to the Underwriter, by Section 8(c) hereof.

     (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

     [(f)  Each Seller hereby designates [______________], [ADDRESS], (a [     ]
corporation) as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this
Section 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 13 hereof.]

          9.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by _______________ and _______________, in their capacities as the
     _______________ and _________________ of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 9.

          (d) All the representations and warranties of the Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from the Selling Stockholder.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Louis G. Lenzi, Esq., General Counsel of the Company, to the effect that:

                    (i) the Company and each of its subsidiaries (other than MBIA Insurance Corporation ("MBIA Corp.") which is discussed below) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                    (ii) the Company and each of its subsidiaries (other than MBIA Corp. which is discussed below) is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) (A) MBIA Corp. has been duly incorporated, is validly existing as an insurance company in good standing under the laws of the State of New York and (B) is duly licensed and in good standing to conduct its municipal bond insurance business in each state in the United States and the District of Columbia;

                    (iv) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                    (v) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholder) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                    (vi) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                    (vii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                    (viii) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                    (ix) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                    (x) the statements under the captions "Selling Shareholder", "Description of Capital Stock" and "Underwriting" in the Prospectus and Item 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                    (xi) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                    (xii) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or its respective properties;

                    (xiii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                    (xiv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                    (xv) to the best of such counsel's knowledge, after due inquiry, other than pursuant to the Shareholders' Agreement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company; and

                    (xvi) (1) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement at the time it became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as of its date and as of the Closing Date, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that his opinion and belief are based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. Each of the opinions delivered pursuant to this paragraph
     (e) may rely as to matters of Connecticut law on the opinion of Day, Berry & Howard or of such other local counsel as shall be reasonably satisfactory to you.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Debevoise & Plimpton, counsel for the Company, as to the matters referred to in clauses (i), (iii)(A), (v), (vi), (vii), (viii), (ix), (x) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriting") and (xvi) of paragraph (e) above.

               In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. Each of the opinions delivered pursuant to this paragraph (f) may rely as to matters of Connecticut law on the opinion of Day, Berry & Howard or of such other local counsel as shall be reasonably satisfactory to you.

               The opinion of Debevoise & Plimpton described in paragraph (f) above shall be rendered to you at the request of the Company and shall so state therein.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of [counsel in the Law Department of the Selling Stockholder], to the effect that:

                    (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                    (ii) the execution, delivery and performance of this Agreement by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Selling Stockholder or any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or its respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Selling Stockholder or its respective properties;

                    (iii) the Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms;

                    (iv) the Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and the Custody Agreement;

                    (v) the Selling Stockholder has good and clear title to the certificates for the Shares to be sold by it and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

                    (vi) the power of attorney signed by the Selling Stockholder appointing _________________ and ___________, or either of them, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are valid and binding instruments of the Selling Stockholder enforceable in accordance with its terms, and pursuant to such power of attorney, the Selling Stockholder has authorized _________________ and ________________, or either of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by it pursuant to this Agreement.

          (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, as to the matters referred to in clauses (vi), (vii), (ix), (x) (but only with respect to the statements under the captions "Description of Capital Stock" and "Underwriting") and (xvi) of paragraph (e). In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.
     Each of the opinions delivered pursuant to this paragraph (h) may rely as to matters of Connecticut law on the opinion of Day, Berry & Howard or of such other local counsel as shall be reasonably satisfactory to you.

          (i) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Coopers & Lybrand L.L.P., on the date of this Agreement.

          (j) The Company shall have delivered to you the agreements specified in Section 2 hereof.

          (k) The Company and the Selling Stockholder shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          [(l) You shall have received on the Closing Date, a certificate of the Selling Stockholder who is not a U.S. Person to the effect that the Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).]

The several obligations of the U.S. Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

          10.  Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number
                       --------
of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          11.  Agreements of the Selling Stockholder.  The Selling Stockholder
               -------------------------------------
severally agrees with you and the Company:

          (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by the Selling Stockholder; and

          (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          12.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to MBIA Inc., 113 King Street, Armonk, New York 10504, (b) if to the Selling Stockholder, to Aetna Life Insurance and Annuity Company, 151 Farmington Avenue, Hartford, Connecticut 06156-3124, Attention: Vice President Corporate Finance YF37 and
(c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholder, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Sellers agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholder and the several Underwriters.

                                             Very truly yours,

                                             MBIA INC.


                                             By____________________________
                                               Title:


                                             THE AETNA CASUALTY
                                               AND SURETY COMPANY


                                             By____________________________
                                               Attorney-in-fact


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  U.S. Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN SACHS INTERNATIONAL
LEHMAN BROTHERS
  INTERNATIONAL (EUROPE)
SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  International Managers
  named in Schedule II hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________

                                   SCHEDULE I
                                   ----------



                                                Number of Firm Shares
U.S. Underwriters                                  to be Purchased
------------------------------                  ---------------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Smith Barney Inc.





                                                   __________________
                                       Total                2,830,000

                                  SCHEDULE II
                                  -----------





                                                Number of Firm Shares
International Underwriters                         to be Purchased
-------------------------------                 ---------------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
Goldman Sachs International
Lehman Brothers International
  (Europe)
Smith Barney Inc.





                                                    __________________
                                          Total                700,000

                                    ANNEX I
                                    -------



                         Required Stockholder Lock-ups
                         -----------------------------